Exhibit II

                                 April 15, 1996

Systems Assurance Corporation            Exchange Place Capital Partners, L.L.C.
18 West King Street                      10 Exchange Place, Suite 309
Malvern, Pennsylvania  19355             Salt Lake City, Utah  84111

  Re: Sale of common stock of Systems Assurance Corporation by the Undersigned

Gentlemen:

         The undersigned is the holder of 1,549,913 shares of common stock Systems Assurance Corporation, a Delaware corporation, (the "Company"), and may, therefore, personally benefit from the efforts of Exchange Place Capital Partners, L.L.C., ("Exchange Place"), to locate a business to merge with the Company, as well as, provide business consulting to the Company. Exchange Place has agreed to attempt to locate a potential merger candidate for the Company and provide other business consulting on behalf of the Company, provided that, among others, that the undersigned agrees not to sell his or her shares of common stock prior to September 1, 1996, without the prior written consent of Exchange Place, which may be withheld at its discretion. In consideration thereof, the undersigned hereby covenants and agrees that the undersigned will not sell any shares of common stock of the Company now owned by the undersigned, whether pursuant to rule 144 or otherwise prior to September 1, 1996, except pursuant to the written consent of Exchange Place, which may be withheld for any reason.

         I agree that Company may place a restrictive legend to the foregoing effect on the certificates representing the undersigned's shares and may issue appropriate stop-transfer instructions to its transfer agent.

         I acknowledge that the breach or threatened breach by the undersigned of the covenants set forth herein may result in irrreparable injury to the Company and Exchange Place which will not be adequately compensated by the payment of damages. Accordingly, I agree that the Company and Exchange Place may seek and obtain injunctive relief against the breach or threatened breach by the undersigned of any of the foregoing covenants.

                                          Sincerely,
                                          Barry R. Sharer

Dated:   April 16, 1996                   /s/Barry R. Sharer

Agreed and Accepted:

Systems Assurance Corporation             Exchange Place Capital Partner, L.L.C.

By: /s/ William E. Chipman                By: /s/Dean Becker
    William E. Chipman,                       A Duly Authorized Officer
    President/Director

By: /s/ James C. Wagner
    James C. Wagner, Secretary/Director

By: /s/ Thomas R. Petree
    Thomas R. Petree, Treasurer
    and Director

                                 April 15, 1996

Systems Assurance Corporation            Exchange Place Capital Partners, L.L.C.
18 West King Street                      10 Exchange Place, Suite 309
Malvern, Pennsylvania  19355             Salt Lake City, Utah  84111

  Re: Sale of common stock of Systems Assurance Corporation by the Undersigned

Gentlemen:

         The undersigned is the holder of 1,549,913 shares of common stock Systems Assurance Corporation, a Delaware corporation, (the "Company"), and may, therefore, personally benefit from the efforts of Exchange Place Capital Partners, L.L.C., ("Exchange Place"), to locate a business to merge with the Company, as well as, provide business consulting to the Company. Exchange Place has agreed to attempt to locate a potential merger candidate for the Company and provide other business consulting on behalf of the Company, provided that, among others, that the undersigned agrees not to sell his or her shares of common stock prior to September 1, 1996, without the prior written consent of Exchange Place, which may be withheld at its discretion. In consideration thereof, the undersigned hereby covenants and agrees that the undersigned will not sell any shares of common stock of the Company now owned by the undersigned, whether pursuant to rule 144 or otherwise prior to September 1, 1996, except pursuant to the written consent of Exchange Place, which may be withheld for any reason.

         I agree that Company may place a restrictive legend to the foregoing effect on the certificates representing the undersigned's shares and may issue appropriate stop-transfer instructions to its transfer agent.

         I acknowledge that the breach or threatened breach by the undersigned of the covenants set forth herein may result in irrreparable injury to the Company and Exchange Place which will not be adequately compensated by the payment of damages. Accordingly, I agree that the Company and Exchange Place may seek and obtain injunctive relief against the breach or threatened breach by the undersigned of any of the foregoing covenants.

                                         Sincerely,
                                         Thomas R. Petree

Dated:   April 16, 1996                  /s/Thomas R. Petree

Agreed and Accepted:

Systems Assurance Corporation            Exchange Place Capital Partner, L.L.C.

By: /s/ William E. Chipman               By: /s/Dean Becker
William E. Chipman, President/Director   A Duly Authorized Officer

By: /s/ James C. Wagner
James C. Wagner, Secretary/Director

By: /s/ Thomas R. Petree
Thomas R. Petree, Treasurer and Director

                                 April 15, 1996

Systems Assurance Corporation            Exchange Place Capital Partners, L.L.C.
18 West King Street                      10 Exchange Place, Suite 309
Malvern, Pennsylvania  19355             Salt Lake City, Utah  84111

  Re: Sale of common stock of Systems Assurance Corporation by the Undersigned

Gentlemen:

         The undersigned is the holder of 2,479,860 shares of common stock Systems Assurance Corporation, a Delaware corporation, (the "Company"), and may, therefore, personally benefit from the efforts of Exchange Place Capital Partners, L.L.C., ("Exchange Place"), to locate a business to merge with the Company, as well as, provide business consulting to the Company. Exchange Place has agreed to attempt to locate a potential merger candidate for the Company and provide other business consulting on behalf of the Company, provided that, among others, that the undersigned agrees not to sell his or her shares of common stock prior to September 1, 1996, without the prior written consent of Exchange Place, which may be withheld at its discretion. In consideration thereof, the undersigned hereby covenants and agrees that the undersigned will not sell any shares of common stock of the Company now owned by the undersigned, whether pursuant to rule 144 or otherwise prior to September 1, 1996, except pursuant to the written consent of Exchange Place, which may be withheld for any reason.

         I agree that Company may place a restrictive legend to the foregoing effect on the certificates representing the undersigned's shares and may issue appropriate stop-transfer instructions to its transfer agent.

         I acknowledge that the breach or threatened breach by the undersigned of the covenants set forth herein may result in irrreparable injury to the Company and Exchange Place which will not be adequately compensated by the payment of damages. Accordingly, I agree that the Company and Exchange Place may seek and obtain injunctive relief against the breach or threatened breach by the undersigned of any of the foregoing covenants.

                                          Sincerely,
                                          James C. Wagner

Dated:   April 16, 1996                   /s/James C. Wagner

Agreed and Accepted:

Systems Assurance Corporation             Exchange Place Capital Partner, L.L.C.

By: /s/ William E. Chipman                By: /s/Dean Becker
William E. Chipman, President/Director    A Duly Authorized Officer

By: /s/ James C. Wagner
James C. Wagner, Secretary/Director

By: /s/ Thomas R. Petree
Thomas R. Petree, Treasurer and Director

                                 April 15, 1996

Systems Assurance Corporation            Exchange Place Capital Partners, L.L.C.
18 West King Street                      10 Exchange Place, Suite 309
Malvern, Pennsylvania  19355             Salt Lake City, Utah  84111

  Re: Sale of common stock of Systems Assurance Corporation by the Undersigned

Gentlemen:

         The undersigned is the holder of 3,500,000 shares of common stock Systems Assurance Corporation, a Delaware corporation, (the "Company"), and may, therefore, personally benefit from the efforts of Exchange Place Capital Partners, L.L.C., ("Exchange Place"), to locate a business to merge with the Company, as well as, provide business consulting to the Company. Exchange Place has agreed to attempt to locate a potential merger candidate for the Company and provide other business consulting on behalf of the Company, provided that, among others, that the undersigned agrees not to sell his or her shares of common stock prior to September 1, 1996, without the prior written consent of Exchange Place, which may be withheld at its discretion. In consideration thereof, the undersigned hereby covenants and agrees that the undersigned will not sell any shares of common stock of the Company now owned by the undersigned, whether pursuant to rule 144 or otherwise prior to September 1, 1996, except pursuant to the written consent of Exchange Place, which may be withheld for any reason.

         I agree that Company may place a restrictive legend to the foregoing effect on the certificates representing the undersigned's shares and may issue appropriate stop-transfer instructions to its transfer agent.

         I acknowledge that the breach or threatened breach by the undersigned of the covenants set forth herein may result in irrreparable injury to the Company and Exchange Place which will not be adequately compensated by the payment of damages. Accordingly, I agree that the Company and Exchange Place may seek and obtain injunctive relief against the breach or threatened breach by the undersigned of any of the foregoing covenants.

                                          Sincerely,
                                          AAH Development Company

Dated:   April 16, 1996                   /s/James C. Wagner

Agreed and Accepted:

Systems Assurance Corporation             Exchange Place Capital Partner, L.L.C.
By: /s/ William E. Chipman                By: /s/Dean Becker
William E. Chipman, President/Director    A Duly Authorized Officer

By: /s/ James C. Wagner
James C. Wagner, Secretary/Director

By: /s/ Thomas R. Petree
Thomas R. Petree, Treasurer and Director

                                 April 15, 1996

Systems Assurance Corporation            Exchange Place Capital Partners, L.L.C.
18 West King Street                      10 Exchange Place, Suite 309
Malvern, Pennsylvania  19355             Salt Lake City, Utah  84111

  Re: Sale of common stock of Systems Assurance Corporation by the Undersigned

Gentlemen:

         The undersigned is the holder of 619,964 shares of common stock Systems Assurance Corporation, a Delaware corporation, (the "Company"), and may, therefore, personally benefit from the efforts of Exchange Place Capital Partners, L.L.C., ("Exchange Place"), to locate a business to merge with the Company, as well as, provide business consulting to the Company. Exchange Place has agreed to attempt to locate a potential merger candidate for the Company and provide other business consulting on behalf of the Company, provided that, among others, that the undersigned agrees not to sell his or her shares of common stock prior to September 1, 1996, without the prior written consent of Exchange Place, which may be withheld at its discretion. In consideration thereof, the undersigned hereby covenants and agrees that the undersigned will not sell any shares of common stock of the Company now owned by the undersigned, whether pursuant to rule 144 or otherwise prior to September 1, 1996, except pursuant to the written consent of Exchange Place, which may be withheld for any reason.

         I agree that Company may place a restrictive legend to the foregoing effect on the certificates representing the undersigned's shares and may issue appropriate stop-transfer instructions to its transfer agent.

         I acknowledge that the breach or threatened breach by the undersigned of the covenants set forth herein may result in irrreparable injury to the Company and Exchange Place which will not be adequately compensated by the payment of damages. Accordingly, I agree that the Company and Exchange Place may seek and obtain injunctive relief against the breach or threatened breach by the undersigned of any of the foregoing covenants.

                                          Sincerely,
                                          Charles K. Forsman

Dated:   April 16, 1996                   /s/Charles K. Forsman

Agreed and Accepted:

Systems Assurance Corporation             Exchange Place Capital Partner, L.L.C.

By: /s/ William E. Chipman                By: /s/Dean Becker
William E. Chipman, President/Director    A Duly Authorized Officer

By: /s/ James C. Wagner
James C. Wagner, Secretary/Director

By: /s/ Thomas R. Petree
Thomas R. Petree, Treasurer and Director

                                 April 15, 1996

Systems Assurance Corporation            Exchange Place Capital Partners, L.L.C.
18 West King Street                      10 Exchange Place, Suite 309
Malvern, Pennsylvania  19355             Salt Lake City, Utah  84111

  Re: Sale of common stock of Systems Assurance Corporation by the Undersigned

Gentlemen:

         The undersigned is the holder of 6,199,650 shares of common stock Systems Assurance Corporation, a Delaware corporation, (the "Company"), and may, therefore, personally benefit from the efforts of Exchange Place Capital Partners, L.L.C., ("Exchange Place"), to locate a business to merge with the Company, as well as, provide business consulting to the Company. Exchange Place has agreed to attempt to locate a potential merger candidate for the Company and provide other business consulting on behalf of the Company, provided that, among others, that the undersigned agrees not to sell his or her shares of common stock prior to September 1, 1996, without the prior written consent of Exchange Place, which may be withheld at its discretion. In consideration thereof, the undersigned hereby covenants and agrees that the undersigned will not sell any shares of common stock of the Company now owned by the undersigned, whether pursuant to rule 144 or otherwise prior to September 1, 1996, except pursuant to the written consent of Exchange Place, which may be withheld for any reason.

         I agree that Company may place a restrictive legend to the foregoing effect on the certificates representing the undersigned's shares and may issue appropriate stop-transfer instructions to its transfer agent.

         I acknowledge that the breach or threatened breach by the undersigned of the covenants set forth herein may result in irrreparable injury to the Company and Exchange Place which will not be adequately compensated by the payment of damages. Accordingly, I agree that the Company and Exchange Place may seek and obtain injunctive relief against the breach or threatened breach by the undersigned of any of the foregoing covenants.

                                          Sincerely,
                                          William E. Chipman, Sr.

Dated:   April 16, 1996                   /s/ William E. Chipman, Sr.

Agreed and Accepted:

Systems Assurance Corporation             Exchange Place Capital Partner, L.L.C.

By: /s/ William E. Chipman                By: /s/Dean Becker
William E. Chipman, President/Director    A Duly Authorized Officer

By: /s/ James C. Wagner
James C. Wagner, Secretary/Director

By: /s/ Thomas R. Petree
Thomas R. Petree, Treasurer and Director